Exhibit 99.2

HRPT PROPERTIES TRUST

Second Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the

December 31, 2008 Consolidated Balance Sheet.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                  OUR ACQUISITION AND SALE OF PROPERTIES,

•                  OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                  OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•                  OUR ABILITY TO RAISE EQUITY OR DEBT,

•                  OUR EXPECTATION THAT WE WILL BENEFIT FINANCIALLY FROM THE INITIAL PUBLIC OFFERING OF OUR FORMERLY WHOLLY OWNED SUBSIDIARY, GOV,

•                  OUR RECEIPT OF DIVIDENDS FROM GOV,

•                  OUR ABILITY TO SELL OUR SHARES OF GOV,

•                  OUR PARTICIPATION IN THE INSURANCE COMPANY FORMED WITH RMR AND COMPANIES TO WHICH RMR PROVIDES MANAGEMENT SERVICES, AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND RMR AND THEIR AFFILIATES, AND

•                  CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS.

FOR EXAMPLE:

•                  THE CURRENT U.S. RECESSION MAY CONTINUE FOR LONGER OR BE WORSE THAN WE NOW ANTICIPATE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE.  IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE BECOMES FURTHER DEPRESSED DURING THE CURRENT U.S. RECESSION, OCCUPANCY AND RENTS AT OUR PROPERTIES MAY DECLINE, AND OUR TENANTS MAY BECOME UNWILLING OR UNABLE TO PAY OUR RENTS,

•                  CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                  THE DIVIDENDS WE RECEIVE FROM GOV MAY DECLINE OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES,

•                  OUR PARTICIPATION IN THE INSURANCE BUSINESS WITH RMR AND ITS AFFILIATES INVOLVES POTENTIAL FINANCIAL RISKS AND REWARDS TYPICAL OF ANY START UP BUSINESS VENTURE AS WELL AS OTHER FINANCIAL RISKS AND REWARDS SPECIFIC TO INSURANCE COMPANIES.  AMONG THE RISKS THAT ARE SPECIFIC TO INSURANCE COMPANIES IS THE RISK THAT THE INSURANCE COMPANY MAY NOT BE ABLE TO ADEQUATELY PAY CLAIMS WHICH COULD LEAVE US UNDERINSURED AND INCREASE OUR FUNDING EXPOSURE FOR CLAIMS THAT MIGHT OTHERWISE HAVE BEEN FUNDED IF INSURANCE WAS PURCHASED FROM OTHER FINANCIALLY MORE SECURE INSURERS.  ACCORDINGLY, OUR EXPECTED FINANCIAL BENEFITS FROM OUR INVESTMENTS IN THIS INSURANCE COMPANY MAY BE DELAYED OR MAY NOT OCCUR AND THE INSURANCE COMPANY MAY REQUIRE A LARGER INVESTMENT THAN WE EXPECT, AND

•                  OUR REPURCHASE OF SOME OF OUR OUTSTANDING EQUITY AND DEBT SECURITIES DURING 2009 MAY IMPLY THAT WE WILL CONTINUE TO REPURCHASE OUR EQUITY OR DEBT SECURITIES.  IN FACT, WE HAVE REPURCHASED OUR SECURITIES ON AN OPPORTUNISTIC BASIS, WHEN OPPORTUNITIES TO DO SO HAVE BEEN AVAILABLE TO US AT PRICES WE BELIEVE ARE ATTRACTIVE AND WHEN WE HAVE HAD AVAILABLE FINANCIAL RESOURCES.  IN OUR DISCRETION, WE MAY ACCELERATE, DELAY, DISCONTINUE OR RESTART MAKING SUCH PURCHASES AT ANY TIME.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of June 30, 2009, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of June 30, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,350 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 570 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living and healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the United States.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $16.3 billion as of June 30, 2009.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters: 400 Centre Street Newton, MA 02458 (t) (617) 332-3990 (f) (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP Preferred Stock Series B — HRP-B Preferred Stock Series C — HRP-C Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2 Standard & Poor’s — BBB

Portfolio Data (as of 6/30/09) (1):

Total properties		512
Total sq. ft. (000s)		65,293
Percent leased		89.1%

Portfolio Concentration by Sq. Ft. (as of 6/30/09) (1):
		Industrial
	Office	and Other	Total
CBD	18.9%	0.2%	19.1%
Suburban	33.4%	47.5%	80.9%
Total	52.3%	47.7%	100.0%

Portfolio Concentration by NOI (Q2 2009) (1) (2):
		Industrial
	Office	and Other	Total
CBD	33.0%	0.3%	33.3%
Suburban	45.9%	20.8%	66.7%
Total	78.9%	21.1%	100.0%

Portfolio Concentration by Major Market (1):

		6/30/09	Q2 2009
		Sq. Ft.	NOI
Metro Philadelphia, PA		8.1%	12.7%
Oahu, HI		27.4%	10.7%
Metro Washington, DC		2.5%	8.0%
Metro Boston, MA		4.0%	6.2%
Southern California		1.4%	4.8%
Other Markets		56.6%	57.6%
Total		100.0%	100.0%

(1)  Excludes properties classified in discontinued operations.

(2)  We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see page 13 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Director of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

RESEARCH COVERAGE

Equity Research Coverage

B.G.B. Securities	Oppenheimer
David Shapiro	Mark Biffert
(703) 528-5782	(212) 667-7062

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(440) 715-2647

Macquarie Research	Raymond James
Nick Pirsos	Paul Puryear
(212) 231-2457	(727) 573-3800

Bank of America / Merrill Lynch	Stifel, Nicolaus
James Feldman	John Guinee
(212) 449-6339	(443) 224-1307

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRP is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management.  HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008

Shares Outstanding:
Common shares outstanding (at end of period)	223,708	223,683	227,732	227,696	225,464
Common shares outstanding (at end of period) -- diluted (1)	252,901	252,876	256,925	256,889	254,657
Preferred shares outstanding (at end of period) (1)	28,180	28,180	28,180	28,180	28,180
Weighted average common shares and units outstanding - basic	223,697	225,619	227,704	227,251	225,449
Weighted average common shares and units outstanding - diluted (1)	252,890	254,812	256,897	256,444	254,642

Common Share Data:
Price at end of period	$4.06	$3.19	$3.37	$6.89	$6.77
High during period	$5.13	$4.19	$6.98	$8.33	$8.00
Low during period	$3.00	$2.48	$1.57	$6.43	$6.75
Annualized dividends paid per share (2)	$0.48	$0.48	$0.84	$0.84	$0.84
Annualized dividend yield (at end of period) (2)	11.8%	15.0%	24.9%	12.2%	12.4%

Selected Balance Sheet Data:
Total assets	$5,926,090	$6,070,451	$6,016,099	$6,070,543	$6,003,146
Total liabilities	$2,996,131	$3,160,699	$3,094,987	$3,152,435	$3,124,668
Gross book value of real estate assets (3)	$6,346,454	$6,709,405	$6,663,247	$6,604,601	$6,517,894
Equity investments (book value)	$158,053	$-	$-	$-	$-
Total debt / gross book value of real estate assets, plus equity investments (3)	42.7%	44.0%	43.4%	44.4%	45.0%

Book Capitalization:
Total debt	$2,777,703	$2,952,509	$2,889,918	$2,930,955	$2,932,959
Plus: total stockholders’ equity	2,929,959	2,909,752	2,921,112	2,918,108	2,878,478
Total book capitalization	$5,707,662	$5,862,261	$5,811,030	$5,849,063	$5,811,437
Total debt / total book capitalization	48.7%	50.4%	49.7%	50.1%	50.5%

Market Capitalization:
Total debt (book value)	$2,777,703	$2,952,509	$2,889,918	$2,930,955	$2,932,959
Plus: market value of preferred shares (at end of period)	412,455	274,658	298,920	424,374	556,585
Plus: market value of common shares (at end of period)	908,254	713,549	767,457	1,568,825	1,526,391
Total market capitalization	$4,098,412	$3,940,716	$3,956,295	$4,924,154	$5,015,935
Total debt / total market capitalization	67.8%	74.9%	73.0%	59.5%	58.5%

Selected Income Statement Data:
Rental income	$212,729	$216,923	$218,406	$211,689	$204,273
Property net operating income (NOI) (4)	$126,043	$125,184	$124,486	$122,615	$120,526
EBITDA (5)	$120,684	$119,266	$120,603	$120,597	$121,328
NOI margin (6)	59.3%	57.7%	57.0%	57.9%	59.0%
Net income	$59,616	$43,112	$63,463	$85,724	$68,052
Preferred distributions	$(12,667)	$(12,667)	$(12,667)	$(12,667)	$(12,667)
Net income available for common shareholders	$46,949	$30,445	$50,796	$73,057	$55,385
Funds from operations (FFO) (7)	$76,528	$75,514	$74,825	$74,998	$76,767
FFO available for common shareholders (7)	$63,861	$62,847	$62,158	$62,331	$64,100
Common distributions paid	$26,842	$27,328	$47,816	$47,800	$47,343

Per Share Data (1):
Net income available for common shareholders -- basic and diluted	$0.21	$0.13	$0.22	$0.32	$0.25
FFO available for common shareholders -- basic (7)	$0.29	$0.28	$0.27	$0.27	$0.28
FFO available for common shareholders -- diluted (1) (7)	$0.28	$0.27	$0.27	$0.27	$0.28
Common distributions paid (2)	$0.12	$0.12	$0.21	$0.21	$0.21
FFO payout ratio (2)	42.0%	43.5%	76.9%	76.7%	73.9%

Coverage Ratios:
EBITDA (5) / interest expense	2.7x	2.7x	2.6x	2.7x	2.7x
EBITDA (5) / interest expense and preferred distributions	2.1x	2.1x	2.1x	2.1x	2.1x

(1)

As of 6/30/2009, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(2)	The amounts stated are based on the amounts paid during the periods. On January 9, 2009, HRP lowered its quarterly dividend rate to $0.12/share ($0.48/share annualized).
(3)	Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.
(4)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.
(5)	See page 14 for calculation of EBITDA.
(6)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(7)	See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of June 30,	As of December 31,
	2009	2008
		(audited)
ASSETS
Real estate properties:
Land	$1,200,934	$1,220,554
Buildings and improvements	4,768,406	5,021,703
	5,969,340	6,242,257
Accumulated depreciation	(823,527)	(862,958)
	5,145,813	5,379,299
Properties held for sale	105,234	145,849
Acquired real estate leases, net	157,428	164,308
Equity investments	158,053	-
Cash and cash equivalents	38,138	15,518
Restricted cash	8,993	10,837
Rents receivable, net of allowance for doubtful accounts of $8,351 and $8,492, respectively	188,512	196,839
Other assets, net	123,919	103,449
Total assets	$5,926,090	$6,016,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$201,000	$201,000
Senior unsecured debt, net	2,132,795	2,241,225
Mortgage notes payable, net	443,908	447,693
Other liabilities related to properties held for sale	2,987	3,400
Accounts payable and accrued expenses	101,886	99,285
Acquired real estate lease obligations, net	46,989	47,839
Rent collected in advance	27,486	26,537
Security deposits	21,375	17,935
Due to affiliates	17,705	10,073
Total liabilities	2,996,131	3,094,987

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 223,708,241 and 227,731,938 shares issued and outstanding, respectively	2,237	2,277
Additional paid in capital	2,923,649	2,937,986
Cumulative net income	2,174,982	2,072,254
Cumulative common distributions	(2,496,011)	(2,441,841)
Cumulative preferred distributions	(357,262)	(331,928)
Total shareholders’ equity	2,929,959	2,921,112
Total liabilities and shareholders’ equity	$5,926,090	$6,016,099

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Rental income (1)	$212,729	$204,273	$429,652	$405,445

Expenses:
Operating expenses	86,686	83,747	178,425	164,964
Depreciation and amortization	49,604	45,228	97,994	90,041
General and administrative	9,792	8,991	19,279	17,853
Acquisition costs	489	-	748	-
Total expenses	146,571	137,966	296,446	272,858

Operating income	66,158	66,307	133,206	132,587

Interest income	363	89	508	418
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,886, $1,431, $3,528 and $2,526, respectively)	(44,267)	(44,383)	(88,126)	(89,423)
Gain on early extinguishment of debt	13,173	-	20,686	-
Equity in earnings of equity investments	861	-	861	-
Income from continuing operations before income tax expense	36,288	22,013	67,135	43,582
Income tax (expense) benefit	(190)	4	(342)	(160)
Income from continuing operations	36,098	22,017	66,793	43,422
Discontinued operations:
Income from discontinued operations (1)	3,212	6,068	6,884	12,069
Gain on sale of properties	20,306	39,967	29,051	39,967
Net income	59,616	68,052	102,728	95,458
Preferred distributions	(12,667)	(12,667)	(25,334)	(25,334)
Net income available for common shareholders	$46,949	$55,385	$77,394	$70,124

Weighted average common shares outstanding -- basic	223,697	225,449	224,653	225,447

Weighted average common shares outstanding -- diluted (2)	252,890	254,642	253,846	254,640

Earnings per common share:
Income from continuing operations available for common shareholders -- basic and diluted (2)	$0.10	$0.04	$0.18	$0.08
Income from discontinued operations -- basic and diluted (2)	$0.11	$0.20	$0.16	$0.23
Net income available for common shareholders -- basic and diluted (2)	$0.21	$0.25	$0.34	$0.31

Additional Data:
General and administrative expenses / rental income	4.60%	4.40%	4.49%	4.40%
General and administrative expenses / total assets (at end of period)	0.17%	0.15%	0.33%	0.30%

Continuing Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$439	$3,264	$1,047	$4,910
Lease value amortization (FAS 141) (1)	$(1,592)	$(2,353)	$(4,761)	$(4,736)
Lease termination fees included in rental income	$309	$1,168	$506	$2,175
Capitalized interest expense	$-	$-	$-	$-

Discontinued Operations:
Non cash straight line rent adjustments (FAS 13) (1)	$204	$240	$289	$581
Lease value amortization (FAS 141) (1)	$-	$(128)	$-	$(257)

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)

As of 6/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Cash flows from operating activities:
Net income	$59,616	$68,052	$102,728	$95,458
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	39,648	39,500	78,452	78,906
Amortization of debt discounts, premiums and deferred financing fees	1,886	1,420	3,528	2,505
Amortization of acquired real estate leases	7,131	7,535	17,029	15,008
Other amortization	4,408	4,126	7,274	8,123
Gain on early extinguishment of debt	(13,173)	-	(20,686)	-
Equity in earnings of equity investments	(861)	-	(861)	-
Gain on sale of properties	(20,306)	(39,967)	(29,051)	(39,967)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(1,220)	(962)	1,844	5,522
Decrease (increase) in rents receivable and other assets	24,938	8,117	(1,207)	(11,805)
Increase in accounts payable and accrued expenses	5,881	14,940	3,635	8,723
(Decrease) increase in rent collected in advance	(4,179)	(929)	884	(201)
Increase in security deposits	3,716	320	3,440	981
Increase in due to affiliates	4,348	1,490	7,632	2,420
Cash provided by operating activities	111,833	103,642	174,641	165,673

Cash flows from investing activities:
Real estate acquisitions and improvements	(198,605)	(32,487)	(266,319)	(159,655)
Investment in marketable pass through certificates	-	-	(6,760)	-
Proceeds from sale of properties	50,530	81,813	69,730	81,813
Investment in Affiliates Insurance Company	(5,074)	-	(5,074)	-
Decrease (increase) in restricted cash	2,107	(81,813)	-	(81,813)
Cash used in investing activities	(151,042)	(32,487)	(208,423)	(159,655)

Cash flows from financing activities:
Repurchase of common shares	-	-	(14,486)	-
Repurchase and retirement of outstanding debt securities	(64,044)	-	(88,251)	-
Proceeds from borrowings	404,000	52,000	500,000	240,000
Payments on borrowings	(252,156)	(61,930)	(254,531)	(112,594)
Deferred financing fees	(6,261)	(3)	(6,826)	(6)
Distributions to common shareholders	(26,842)	(47,343)	(54,170)	(94,686)
Distributions to preferred shareholders	(12,667)	(12,667)	(25,334)	(25,334)
Cash provided by (used in) financing activities	42,030	(69,943)	56,402	7,380

Increase in cash and cash equivalents	2,821	1,212	22,620	13,398
Cash and cash equivalents at beginning of period	35,317	32,065	15,518	19,879
Cash and cash equivalents at end of period	$38,138	$33,277	$38,138	$33,277

Supplemental cash flow information:
Interest paid	$34,814	$33,655	$86,368	$84,628

Non-cash investing activities:
Real estate acquisitions	$-	$(30,639)	$(9)	$(30,639)
Net assets transferred to Government Properties Income Trust	395,317	-	395,317	-

Non-cash financing activities:
Issuance of common shares	$100	$157	$109	$157
Assumption of mortgage notes payable	-	30,639	-	30,639
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	(243,199)	-	(243,199)	-

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Calculation of NOI (1):
Rental income	$212,729	$204,273	$429,652	$405,445
Operating expenses	(86,686)	(83,747)	(178,425)	(164,964)
Property net operating income (NOI)	$126,043	$120,526	$251,227	$240,481

Reconciliation of NOI to Net Income:

Property net operating income	$126,043	$120,526	$251,227	$240,481
Depreciation and amortization	(49,604)	(45,228)	(97,994)	(90,041)
General and administrative	(9,792)	(8,991)	(19,279)	(17,853)
Acquisition costs	(489)	-	(748)	-
Operating income	66,158	66,307	133,206	132,587

Interest income	363	89	508	418
Interest expense	(44,267)	(44,383)	(88,126)	(89,423)
Gain on early extinguishment of debt	13,173	-	20,686	-
Equity in earnings of equity investments	861	-	861	-
Income from continuing operations before income tax expense	36,288	22,013	67,135	43,582
Income tax (expense) benefit	(190)	4	(342)	(160)
Income from continuing operations	36,098	22,017	66,793	43,422

Income from discontinued operations	3,212	6,068	6,884	12,069
Gain on sale of properties	20,306	39,967	29,051	39,967
Net income	$59,616	$68,052	$102,728	$95,458

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income	$59,616	$68,052	$102,728	$95,458
Plus: interest expense from continuing operations	44,267	44,383	88,126	89,423
Plus: interest expense from discontinued operations	-	182	-	366
Plus: income tax expense (benefit)	190	(4)	342	160
Plus: depreciation and amortization from continuing operations	49,604	45,228	97,994	90,041
Plus: depreciation and amortization from discontinued operations	(11)	3,454	-	7,004
Plus: EBITDA from equity investments	1,358	-	1,358	-
Less: gain on early extinguishment of debt	(13,173)	-	(20,686)	-
Less: gain on sale of properties	(20,306)	(39,967)	(29,051)	(39,967)
Less: equity in earnings of equity investments	(861)	-	(861)	-
EBITDA	$120,684	$121,328	$239,950	$242,485

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties and gain on early extinguishment of debt, plus interest expense, income tax expense, depreciation and amortization and EBITDA from equity investments, less equity in earnings of equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income	$59,616	$68,052	$102,728	$95,458
Plus: depreciation and amortization from continuing operations	49,604	45,228	97,994	90,041
Plus: depreciation and amortization from discontinued operations	(11)	3,454	-	7,004
Plus: acquisition costs (1)	489	-	748	-
Plus: FFO from equity investments	1,170	-	1,170	-
Less: gain on early extinguishment of debt	(13,173)	-	(20,686)	-
Less: gain on sale of properties	(20,306)	(39,967)	(29,051)	(39,967)
Less: equity in earnings of equity investments	(861)	-	(861)	-
FFO	76,528	76,767	152,042	152,536
Less: preferred distributions	(12,667)	(12,667)	(25,334)	(25,334)
FFO available for common shareholders	$63,861	$64,100	$126,708	$127,202

Weighted average common shares outstanding -- basic	223,697	225,449	224,653	225,447

Weighted average common shares outstanding -- diluted (2)	252,890	254,642	253,846	254,640

FFO available for common shareholders per share -- basic	$0.29	$0.28	$0.56	$0.56

FFO available for common shareholders per share -- diluted (2)	$0.28	$0.28	$0.55	$0.55

(1) Represents the closing costs associated with acquisitions that are expensed under Statement of Financial Accounting Standards No. 141(R), “Business Combinations”.

(2) At 6/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gain on early extinguishment of debt and loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of depreciated operating properties, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Net income available for common shareholders	$46,949	$55,385	$77,394	$70,124
Add -- Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
Net income available for common shareholders -- diluted	$53,116	$61,552	$89,728	$82,458

FFO available for common shareholders (2)	$63,861	$64,100	$126,708	$127,202
Add -- Series D convertible preferred distributions (1)	6,167	6,167	12,334	12,334
FFO available for common shareholders -- diluted	$70,028	$70,267	$139,042	$139,536

Weighted average common shares outstanding -- basic	223,697	225,449	224,653	225,447
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding -- diluted	252,890	254,642	253,846	254,640

(1) As of 6/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2) See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Number of Properties:

Office	327	320	327	320
Industrial and Other	185	169	185	169
Total	512	489	512	489

CBD	43	45	43	45
Suburban	469	444	469	444
Total	512	489	512	489

Square Feet (2):

Office	34,135	34,326	34,135	34,326
Industrial and Other	31,158	29,112	31,158	29,112
Total	65,293	63,438	65,293	63,438

CBD	12,512	12,157	12,512	12,157
Suburban	52,781	51,281	52,781	51,281
Total	65,293	63,438	65,293	63,438

Percent Leased (3):

Office	84.9%	87.8%	84.9%	87.8%
Industrial and Other	93.8%	94.5%	93.8%	94.5%
Total	89.1%	90.9%	89.1%	90.9%

CBD	87.0%	88.7%	87.0%	88.7%
Suburban	89.7%	91.4%	89.7%	91.4%
Total	89.1%	90.9%	89.1%	90.9%

Rental Income (4):

Office	$175,718	$168,122	$355,244	$333,520
Industrial and Other	37,011	36,151	74,408	71,925
Total	$212,729	$204,273	$429,652	$405,445

CBD	$77,144	$73,136	$155,185	$143,471
Suburban	135,585	131,137	274,467	261,974
Total	$212,729	$204,273	$429,652	$405,445

Property Net Operating Income (NOI) (5):

Office	$99,366	$93,897	$197,971	$187,651
Industrial and Other	26,677	26,629	53,256	52,830
Total	$126,043	$120,526	$251,227	$240,481

CBD	$41,974	$38,393	$82,647	$76,741
Suburban	84,069	82,133	168,580	163,740
Total	$126,043	$120,526	$251,227	$240,481

NOI Margin (6):

Office	56.5%	55.9%	55.7%	56.3%
Industrial and Other	72.1%	73.7%	71.6%	73.5%
Total	59.3%	59.0%	58.5%	59.3%

CBD	54.4%	52.5%	53.3%	53.5%
Suburban	62.0%	62.6%	61.4%	62.5%
Total	59.3%	59.0%	58.5%	59.3%

(1)	Excludes properties classified in discontinued operations.

(2)	Prior periods exclude space remeasurements made during the current period.

(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)	Includes some triple net lease rental income.

(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)	NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (1)
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	13	17	13	17
Metro Boston, MA	19	19	19	19
Southern California	16	19	16	19
Other markets	388	358	388	358
Total	512	489	512	489

Square Feet (2):
Metro Philadelphia, PA	5,285	5,274	5,285	5,274
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	1,628	2,401	1,628	2,401
Metro Boston, MA	2,599	2,599	2,599	2,599
Southern California	888	1,174	888	1,174
Other markets	36,979	34,076	36,979	34,076
Total	65,293	63,438	65,293	63,438

Percent Leased (3):
Metro Philadelphia, PA	85.3%	87.3%	85.3%	87.3%
Oahu, HI	95.3%	95.2%	95.3%	95.2%
Metro Washington, DC	87.0%	92.1%	87.0%	92.1%
Metro Boston, MA	84.0%	84.7%	84.0%	84.7%
Southern California	82.6%	88.9%	82.6%	88.9%
Other markets	87.3%	89.6%	87.3%	89.6%
Total	89.1%	90.9%	89.1%	90.9%

Rental Income (4):
Metro Philadelphia, PA	$30,423	$29,652	$61,219	$61,300
Oahu, HI	17,532	16,755	35,750	33,618
Metro Washington, DC	16,213	18,174	34,637	35,825
Metro Boston, MA	13,263	12,099	25,745	24,005
Southern California	9,189	9,529	19,033	19,009
Other markets	126,109	118,064	253,268	231,688
Total	$212,729	$204,273	$429,652	$405,445

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$15,996	$14,829	$31,304	$31,625
Oahu, HI	13,515	12,706	27,869	25,865
Metro Washington, DC	10,097	11,367	21,586	22,273
Metro Boston, MA	7,803	7,009	14,329	13,661
Southern California	6,027	6,493	12,794	13,120
Other markets	72,605	68,122	143,345	133,937
Total	$126,043	$120,526	$251,227	$240,481

NOI Margin (6):
Metro Philadelphia, PA	52.6%	50.0%	51.1%	51.6%
Oahu, HI	77.1%	75.8%	78.0%	76.9%
Metro Washington, DC	62.3%	62.5%	62.3%	62.2%
Metro Boston, MA	58.8%	57.9%	55.7%	56.9%
Southern California	65.6%	68.1%	67.2%	69.0%
Other markets	57.6%	57.7%	56.6%	57.8%
Total	59.3%	59.0%	58.5%	59.3%

(1)	Excludes properties classified in discontinued operations.

(2)	Prior periods exclude space remeasurements made during the current period.

(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)	Includes some triple net lease rental income.

(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)	NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Office:
Properties	289	289	287	287
Total sq. ft.	30,684	30,684	29,805	29,805
Percent leased (3)	84.4%	86.5%	84.2%	86.4%
Rental income (4)	$148,368	$148,846	$287,478	$287,894
Property net operating income (NOI) (5)	$81,978	$80,864	$155,642	$157,950
NOI % growth	1.4%		-1.5%

Industrial and Other:
Properties	165	165	165	165
Total sq. ft.	28,942	28,942	28,942	28,942
Percent leased (3)	93.8%	94.8%	93.8%	94.8%
Rental income (4)	$34,614	$35,919	$69,717	$71,478
Property net operating income (NOI) (5)	$25,119	$26,654	$50,568	$52,895
NOI % growth	-5.8%		-4.4%

CBD:
Properties	40	40	38	38
Total sq. ft.	11,149	11,149	10,270	10,270
Percent leased (3)	86.0%	87.8%	85.5%	87.6%
Rental income (4)	$68,530	$67,066	$126,631	$124,674
Property net operating income (NOI) (5)	$37,021	$34,370	$66,563	$65,465
NOI % growth	7.7%		1.7%

Suburban:
Properties	414	414	414	414
Total sq. ft.	48,477	48,477	48,477	48,477
Percent leased (3)	89.6%	91.1%	89.6%	91.1%
Rental income (4)	$114,452	$117,699	$230,564	$234,698
Property net operating income (NOI) (5)	$70,076	$73,148	$139,647	$145,380
NOI % growth	-4.2%		-3.9%

Total:
Properties	454	454	452	452
Total sq. ft.	59,626	59,626	58,747	58,747
Percent leased (3)	89.0%	90.5%	88.9%	90.5%
Rental income (4)	$182,982	$184,765	$357,195	$359,372
Property net operating income (NOI) (5)	$107,097	$107,518	$206,210	$210,845
NOI % growth	-0.4%		-2.2%

(1)	Based on properties owned continuously since 4/1/2008 and excludes properties classified in discontinued operations.

(2)	Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)	Includes some triple net lease rental income.

(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,285	5,285	5,285	5,285
Percent leased (3)	85.3%	87.3%	85.3%	87.3%
Rental income (4)	$30,423	$29,652	$61,219	$61,300
Property net operating income (NOI) (5)	$15,996	$14,829	$31,304	$31,625
NOI % growth	7.9%		-1.0%

Oahu, HI:
Properties	56	56	56	56
Total sq. ft.	17,793	17,793	17,793	17,793
Percent leased (3)	95.4%	95.6%	95.4%	95.6%
Rental income (4)	$17,267	$16,614	$35,259	$33,360
Property net operating income (NOI) (5)	$13,447	$12,748	$27,754	$25,966
NOI % growth	5.5%		6.9%

Metro Washington, DC:
Properties	13	13	13	13
Total sq. ft.	1,628	1,628	1,628	1,628
Percent leased (3)	87.0%	89.3%	87.0%	89.3%
Rental income (4)	$11,166	$11,681	$23,073	$23,003
Property net operating income (NOI) (5)	$6,891	$7,129	$14,343	$13,947
NOI % growth	-3.3%		2.8%

Metro Boston, MA:
Properties	19	19	19	19
Total sq. ft.	2,599	2,599	2,599	2,599
Percent leased (3)	84.0%	84.7%	84.0%	84.7%
Rental income (4)	$13,263	$12,099	$25,745	$24,005
Property net operating income (NOI) (5)	$7,803	$7,009	$14,329	$13,661
NOI % growth	11.3%		4.9%

Southern California:
Properties	16	16	16	16
Total sq. ft.	888	888	888	888
Percent leased (3)	82.6%	85.4%	82.6%	85.4%
Rental income (4)	$8,048	$7,972	$16,388	$15,970
Property net operating income (NOI) (5)	$5,280	$5,384	$10,992	$10,943
NOI % growth	-1.9%		0.4%

Other Markets:
Properties	331	331	329	329
Total sq. ft.	31,433	31,433	30,554	30,554
Percent leased (3)	86.6%	88.9%	86.5%	88.8%
Rental income (4)	$102,815	$106,747	$195,511	$201,734
Property net operating income (NOI) (5)	$57,680	$60,419	$107,488	$114,703
NOI % growth	-4.5%		-6.3%

Total:
Properties	454	454	452	452
Total sq. ft.	59,626	59,626	58,747	58,747
Percent leased (3)	89.0%	90.5%	88.9%	90.5%
Rental income (4)	$182,982	$184,765	$357,195	$359,372
Property net operating income (NOI) (5)	$107,097	$107,518	$206,210	$210,845
NOI % growth	-0.4%		-2.2%

(1)	Based on properties owned continuously since 4/1/2008 and excludes properties classified in discontinued operations.

(2)	Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)	Includes some triple net lease rental income.

(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

DEBT SUMMARY

(dollars in thousands)

		Coupon	Interest	Principal		Maturity	Due at	Years to
		Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt	See note (2)	6.814%	7.842%	$232,664		1/31/2011	$225,547	1.6
Secured debt	One property in Milwaukee, WI	7.435%	7.000%	30,178		6/1/2011	29,188	1.9
Secured debt	One property in Bannockburn, IL	8.050%	5.240%	24,170		6/1/2012	22,719	2.9
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,018		10/11/2012	4,507	3.3
Secured debt	One property in Macon, GA	4.950%	6.280%	13,342		5/11/2014	11,930	4.9
Secured debt	One property in Lenexa, KS	5.760%	7.000%	8,646		5/1/2016	6,116	6.8
Secured debt	One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	6.9
Secured debt	One property in Birmingham, AL	7.360%	5.610%	12,786		8/1/2016	9,333	7.1
Secured debt	One property in North Haven, CT	6.750%	5.240%	4,672		3/1/2022	—	12.7
Secured debt	One property in Morgan Hill, CA	6.140%	8.000%	15,507		1/5/2023	—	13.5
Secured debt	One property in East Windsor, CT	5.710%	5.240%	8,862		3/1/2026	—	16.7
Secured debt	Two properties in Morgan Hill, CA	6.060%	8.000%	14,044		11/10/2027	—	18.4
Secured debt	One property in Philadelphia, PA (3)	6.794%	7.383%	39,875		1/1/2029	2,478	19.5
Total / weighted average secured fixed rate debt		6.710%	7.407%	$451,364			$350,812	5.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (4)		0.860%	0.860%	$201,000		8/22/2010	$201,000	1.1
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (5)		1.224%	1.224%	168,219		3/16/2011	168,219	1.7
Total / weighted average unsecured floating rate debt		1.026%	1.026%	$369,219			$369,219	1.4

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000		8/1/2010	$30,000	1.1
Senior notes due 2010		8.625%	8.770%	20,000		10/1/2010	20,000	1.3
Senior notes due 2012		6.950%	7.179%	150,680		4/1/2012	150,680	2.8
Senior notes due 2013		6.500%	6.693%	190,980		1/15/2013	190,980	3.5
Senior notes due 2014		5.750%	5.828%	244,655		2/15/2014	244,655	4.6
Senior notes due 2015		6.400%	6.601%	186,000		2/15/2015	186,000	5.6
Senior notes due 2015		5.750%	5.790%	250,000		11/1/2015	250,000	6.3
Senior notes due 2016		6.250%	6.470%	400,000		8/15/2016	400,000	7.1
Senior notes due 2017		6.250%	6.279%	250,000		6/15/2017	250,000	8.0
Senior notes due 2018		6.650%	6.768%	250,000		1/15/2018	250,000	8.6
Total / weighted average unsecured fixed rate debt		6.331%	6.468%	$1,972,315			$1,972,315	6.0

Total / weighted average unsecured debt		5.495%	5.610%	$2,341,534			$2,341,534	5.3

Summary Debt:
Total / weighted average secured fixed rate debt		6.710%	7.407%	$451,364			$350,812	5.5
Total / weighted average unsecured floating rate debt		1.026%	1.026%	369,219			369,219	1.4
Total / weighted average unsecured fixed rate debt		6.331%	6.468%	1,972,315			1,972,315	6.0
Total / weighted average debt		5.691%	5.900%	$2,792,898	(6)		$2,692,346	5.3

(1)

Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)	Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)	The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.

(4)

Represents amounts outstanding on HRP’s $750 million revolving credit facility at 6/30/2009.  Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.  Interest rate at 6/30/2009.

(5)	The notes became prepayable, at par, on September 16, 2006. Interest rate at 6/30/2009.

(6)	Total debt as of 6/30/2009, net of unamortized premiums and discounts, equals $2,777,703.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2009	$4,489	$—		$—	$4,489	6.7%
2010	9,507	201,000	(2)	50,000	260,507	2.6%
2011	260,302	168,219		—	428,521	4.7%
2012	32,336	—		150,680	183,016	7.0%
2013	5,080	—		190,980	196,060	6.5%
2014	17,119	—		244,655	261,774	5.7%
2015	5,415	—		436,000	441,415	6.0%
2016	59,220	—		400,000	459,220	6.2%
2017	4,345	—		250,000	254,345	6.3%
2018	4,632	—		250,000	254,632	6.6%
2019	4,938	—		—	4,938	6.4%
2020 and thereafter	43,981	—		—	43,981	6.5%
Total	$451,364	$369,219		$1,972,315	$2,792,898	5.7%

Percent	16.2%	13.2%		70.6%	100.0%

(1)        Total debt as of 6/30/2009, net of unamortized premiums and discounts, equals $2,777,703.

(2)        Represents amounts outstanding on HRP’s $750 million revolving credit facility at 6/30/2009.  Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Leverage Ratios:

Total debt / total assets	46.9%	48.6%	48.0%	48.3%	48.9%
Total debt / gross book value of real estate assets (1)	43.8%	44.0%	43.4%	44.4%	45.0%
Total debt / gross book value of real estate assets, plus equity investments (1)	42.7%	44.0%	43.4%	44.4%	45.0%
Total debt / total market capitalization	67.8%	74.9%	73.0%	59.5%	58.5%
Total debt / total book capitalization	48.7%	50.4%	49.7%	50.1%	50.5%
Secured debt / total assets	7.5%	7.3%	7.4%	6.4%	6.5%
Variable rate debt / total debt	13.3%	15.8%	13.9%	17.2%	17.1%
Variable rate debt / total assets	6.2%	7.7%	6.7%	8.3%	8.3%

Coverage Ratios:

EBITDA / interest expense	2.7x	2.7x	2.6x	2.7x	2.7x
EBITDA / interest expense + preferred distributions	2.1x	2.1x	2.1x	2.1x	2.1x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	41.7%	43.0%	42.7%	42.9%	43.5%
Secured debt / adjusted total assets (maximum 40%)	6.7%	6.5%	6.6%	5.7%	5.8%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.7x	2.7x	2.7x	2.7x	2.7x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	246.0%	237.3%	238.9%	231.9%	227.4%

(1)        Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.

(2)        Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Tenant improvements (TI)	$4,991	$5,094	$17,611	$15,853	$9,601
Leasing costs (LC)	992	2,867	4,622	3,906	4,091
Total TI and LC	5,983	7,961	22,233	19,759	13,692

Building improvements (1)	5,629	1,739	1,079	2,267	2,953
Development, redevelopment and other activities (2)	2,695	1,741	9,638	3,882	2,955
Total capital improvements, including TI and LC	$14,307	$11,441	$32,950	$25,908	$19,600

Sq. ft. beginning of period (3)	67,947	67,586	67,225	65,247	65,315
Sq. ft. end of period (3)	65,772	67,947	67,586	67,225	65,247
Average sq. ft. during period (3)	66,860	67,767	67,406	66,236	65,281

Building improvements per average sq. ft. during period	$0.08	$0.03	$0.02	$0.03	$0.05

(1)        Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)        Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

(3)        Square feet includes properties held for sale at the end of each period.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

2009 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Mar-09	Fremont, CA	Office	4	392	$ 57,500	$146.68	11.1%	5.7	100.0%	Boston Scientific Corporation
	Q1 2009 Total / Weighted Average		4	392	57,500	146.68	11.1%	5.7	100.0%

May-09	Avon, OH	Industrial	1	645	34,000	52.71	10.0%	15.0	100.0%	Shurtech Brands, LLC
Jun-09	Denver, CO	Office	1	670	134,250	200.37	9.8%	3.9	93.4%	Xcel Energy
	Q2 2009 Total / Weighted Average		2	1,315	168,250	127.95	9.8%	5.5	96.6%

	Total / Weighted Average		6	1,707	$ 225,750	$132.25	10.1%	5.7	97.4%

Dispositions (5):
									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original	Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase	Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price	on Sale

Jan-09	White Plains, NY	Office	1	50	$19,250	$12,070	$385.00	$241.40	1.6x	$8,745
	Q1 2009 Total

May-09	Washington, DC	Office	1	128	40,115	24,845	313.40	194.10	1.6x	14,743
May-09	Norfolk, VA	Office	1	65	10,656	5,857	163.94	90.11	1.8x	5,563
	Q2 2009 Total		2	193	50,771	30,702	263.06	159.08	1.7x	20,306

	Total		3	243	$70,021	$42,772	$288.15	$176.02	1.6x	$29,051

(1)        Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)        Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)        Average remaining lease term based on rental income as of the date acquired.

(4)        Percent leased as of the date acquired.

(5)        In April, 2009, HRP transferred 29 properties with 3.3 million square feet and a net book value of $385,092 to its wholly owned subsidiary,  Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering and became a separate public company.  HRP continues to own 9.95 million common shares, or 46.4%, of GOV as of June 30, 2009.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Square Feet:
Office	5,285	-	1,628	2,599	888	23,735	34,135
Industrial and Other	-	17,914	-	-	-	13,244	31,158
Total	5,285	17,914	1,628	2,599	888	36,979	65,293

CBD	4,585	158	342	523	331	6,573	12,512
Suburban	700	17,756	1,286	2,076	557	30,406	52,781
Total	5,285	17,914	1,628	2,599	888	36,979	65,293

U.S. Government and other government tenants (2)	18	-	576	210	80	1,378	2,262
Land leases (2)	-	16,226	-	-	-	-	16,226
Other investment grade tenants (2)(3)	2,241	149	56	834	76	9,381	12,737
Other tenants (2)	2,250	705	785	1,139	577	21,527	26,983
Vacant	776	834	211	416	155	4,693	7,085
Total	5,285	17,914	1,628	2,599	888	36,979	65,293

Percent by Major Market:
Office	15%	0%	5%	8%	3%	69%	100%
Industrial and Other	0%	58%	0%	0%	0%	42%	100%
Total	8%	27%	3%	4%	1%	57%	100%

CBD	37%	1%	3%	4%	3%	52%	100%
Suburban	1%	34%	2%	4%	1%	58%	100%
Total	8%	27%	3%	4%	1%	57%	100%

U.S. Government and other government tenants	1%	0%	26%	9%	3%	61%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	18%	1%	0%	7%	1%	73%	100%
Other tenants	8%	3%	3%	4%	2%	80%	100%
Vacant	11%	12%	3%	6%	2%	66%	100%
Total	8%	27%	3%	4%	1%	57%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	64%	52%
Industrial and Other	0%	100%	0%	0%	0%	36%	48%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	21%	20%	37%	18%	19%
Suburban	13%	99%	79%	80%	63%	82%	81%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	35%	8%	9%	4%	3%
Land leases	0%	90%	0%	0%	0%	0%	25%
Other investment grade tenants (3)	42%	1%	4%	32%	9%	25%	20%
Other tenants	43%	4%	48%	44%	65%	58%	41%
Vacant	15%	5%	13%	16%	17%	13%	11%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Annualized Rental Income (2):
Office	$123,524	$-	$45,731	$52,149	$32,158	$417,434	$670,996
Industrial and Other	-	72,534	-	-	-	87,323	159,857
Total	$123,524	$72,534	$45,731	$52,149	$32,158	$504,757	$830,853

CBD	$112,402	$2,177	$14,608	$21,402	$23,390	$136,110	$310,089
Suburban	11,122	70,357	31,123	30,747	8,768	368,647	520,764
Total	$123,524	$72,534	$45,731	$52,149	$32,158	$504,757	$830,853

U.S. Government and other government tenants	$418	$-	$18,754	$5,229	$1,367	$27,493	$53,261
Land leases	-	64,719	-	-	-	-	64,719
Other investment grade tenants (3)	62,268	631	2,053	15,110	1,938	159,009	241,009
Other tenants	60,838	7,184	24,924	31,810	28,853	318,255	471,864
Total	$123,524	$72,534	$45,731	$52,149	$32,158	$504,757	$830,853

Percent by Major Market:
Office	18%	0%	7%	8%	5%	62%	100%
Industrial and Other	0%	45%	0%	0%	0%	55%	100%
Total	15%	9%	5%	6%	4%	61%	100%

CBD	36%	1%	5%	7%	7%	44%	100%
Suburban	2%	13%	6%	6%	2%	71%	100%
Total	15%	9%	5%	6%	4%	61%	100%

U.S. Government and other government tenants	1%	0%	35%	10%	2%	52%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	26%	0%	1%	6%	1%	66%	100%
Other tenants	13%	2%	5%	7%	6%	67%	100%
Total	15%	9%	5%	6%	4%	61%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	83%	81%
Industrial and Other	0%	100%	0%	0%	0%	17%	19%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	91%	3%	32%	41%	73%	27%	37%
Suburban	9%	97%	68%	59%	27%	73%	63%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	41%	10%	4%	5%	6%
Land leases	0%	89%	0%	0%	0%	0%	8%
Other investment grade tenants (3)	51%	1%	4%	29%	6%	32%	29%
Other tenants	49%	10%	55%	61%	90%	63%	57%
Total	100%	100%	100%	100%	100%	100%	100%

(1) Excludes properties classified in discontinued operations.

(2) Annualized rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and  Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 6/30/2009			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,285	8.1%	$123,524	14.9%
Oahu, HI	57	17,914	27.4%	72,534	8.7%
Metro Washington, DC	13	1,628	2.5%	45,731	5.5%
Metro Boston, MA	19	2,599	4.0%	52,149	6.3%
Southern California	16	888	1.4%	32,158	3.9%
Other markets	388	36,979	56.6%	504,757	60.7%
Total	512	65,293	100.0%	$830,853	100.0%

	Percent NOI For the Three Months Ended (3)
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Metro Philadelphia, PA	12.7%	12.2%	11.6%	13.5%	12.3%
Oahu, HI	10.7%	11.5%	9.2%	10.2%	10.6%
Metro Washington, DC	8.0%	9.2%	9.0%	7.3%	9.4%
Metro Boston, MA	6.2%	5.2%	5.5%	6.4%	5.8%
Southern California	4.8%	5.4%	5.2%	5.2%	5.4%
Other markets	57.6%	56.5%	59.5%	57.4%	56.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Excludes properties classified in discontinued operations. Prior periods reflect amounts previously reported.

(2) Annualized rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3) Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Properties	512	541	537	533	489
Total sq. ft. (2)	65,293	67,276	66,872	66,087	63,438
Percentage leased	89.1%	89.5%	90.4%	90.6%	90.9%

Leasing Activity (sq. ft.):
New leases	650	190	221	395	379
Renewals	992	755	638	559	1,316
Total	1,642	945	859	954	1,695

% Change in GAAP Rent (3):
New leases	-1%	28%	10%	20%	23%
Renewals	-3%	2%	5%	13%	5%
Weighted average	-2%	6%	6%	16%	9%

Capital Commitments (4):
New leases	$7,455	$3,873	$2,857	$7,036	$9,039
Renewals	14,295	2,858	6,313	2,334	4,252
Total	$21,750	$6,731	$9,170	$9,370	$13,291

Capital Commitments per Sq. Ft. (4):
New leases	$11.47	$20.38	$12.93	$17.81	$23.85
Renewals	$14.41	$3.79	$9.89	$4.18	$3.23
Total	$13.25	$7.12	$10.68	$9.82	$7.84

Weighted Average Lease Term by Sq. Ft. (years):
New leases	8.3	6.1	5.1	6.6	6.3
Renewals	7.5	4.7	5.9	4.8	5.4
Total	7.7	5.0	5.7	5.6	5.6

Capital Commitments per Sq. Ft. per Year:
New leases	$1.38	$3.34	$2.53	$2.70	$3.79
Renewals	$1.92	$0.81	$1.68	$0.87	$0.60
Total	$1.72	$1.42	$1.87	$1.75	$1.40

(1) Prior periods reflect amounts previously reported.

(2) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3) Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4) Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 6/30/2009) (1)

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Three Months Ended 6/30/2009
	Total Sq. Ft.
	As of
Property Type/Market	6/30/09	New	Renewals	Total
Office	34,135	321	931	1,252
Industrial and Other	31,158	329	61	390
Total	65,293	650	992	1,642

CBD	12,512	91	231	322
Suburban	52,781	559	761	1,320
Total	65,293	650	992	1,642

Metro Philadelphia, PA	5,285	71	199	270
Oahu, HI	17,914	8	3	11
Metro Washington, DC	1,628	24	4	28
Metro Boston, MA	2,599	-	7	7
Southern California	888	2	9	11
Other markets	36,979	545	770	1,315
Total	65,293	650	992	1,642

	Sq. Ft. Leased
	As of	3/31/09		New and	Acquisitions /	As of	6/30/09
	3/31/09	% Leased (2)	Expired	Renewals	(Sales) (3)	6/30/09	% Leased
Office	31,893	86.8%	(1,515)	1,252	(2,654)	28,976	84.9%
Industrial and Other	28,303	92.8%	(106)	390	645	29,232	93.8%
Total	60,196	89.5%	(1,621)	1,642	(2,009)	58,208	89.1%

CBD	10,991	88.0%	(413)	322	(21)	10,879	87.0%
Suburban	49,205	89.8%	(1,208)	1,320	(1,988)	47,329	89.7%
Total	60,196	89.5%	(1,621)	1,642	(2,009)	58,208	89.1%

Metro Philadelphia, PA	4,569	86.5%	(330)	270	-	4,509	85.3%
Oahu, HI	17,054	95.2%	15	11	-	17,080	95.3%
Metro Washington, DC	2,219	92.4%	(71)	28	(759)	1,417	87.0%
Metro Boston, MA	2,212	85.1%	(36)	7	-	2,183	84.0%
Southern California	1,019	86.8%	(11)	11	(286)	733	82.6%
Other markets	33,123	87.4%	(1,188)	1,315	(964)	32,286	87.3%
Total	60,196	89.5%	(1,621)	1,642	(2,009)	58,208	89.1%

(1) Excludes properties classified in discontinued operations.

(2) Based on total sq. ft. as of March 31, 2009; excludes effects of space remeasurements during the period.

(3) In April 2009, HRP transferred 29 properties with 3.3 million square feet and a net book value of $385,092 to its wholly owned subsidiary, Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering and became a separate public company.  HRP continues to own 9.95 million common shares, or 46.4%, of GOV as of June 30, 2009.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (6 MONTHS ENDED 6/30/2009) (1)

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Six Months Ended 6/30/2009
	Total Sq. Ft.
	As of
Property Type/Market	6/30/09	New	Renewals	Total
Office	34,135	458	1,548	2,006
Industrial and Other	31,158	382	199	581
Total	65,293	840	1,747	2,587

CBD	12,512	152	488	640
Suburban	52,781	688	1,259	1,947
Total	65,293	840	1,747	2,587

Metro Philadelphia, PA	5,285	74	205	279
Oahu, HI	17,914	18	68	86
Metro Washington, DC	1,628	27	7	34
Metro Boston, MA	2,599	3	7	10
Southern California	888	2	64	66
Other markets	36,979	716	1,396	2,112
Total	65,293	840	1,747	2,587

	Sq. Ft. Leased
	As of	12/31/08		New and	Acquisitions /	As of	6/30/09
	12/31/08	% Leased (2)	Expired	Renewals	(Sales) (3)	6/30/09	% Leased
Office	31,762	87.4%	(2,530)	2,006	(2,262)	28,976	84.9%
Industrial and Other	28,697	94.1%	(691)	581	645	29,232	93.8%
Total	60,459	90.4%	(3,221)	2,587	(1,617)	58,208	89.1%

CBD	10,993	88.1%	(733)	640	(21)	10,879	87.0%
Suburban	49,466	90.9%	(2,488)	1,947	(1,596)	47,329	89.7%
Total	60,459	90.4%	(3,221)	2,587	(1,617)	58,208	89.1%

Metro Philadelphia, PA	4,589	87.0%	(359)	279	-	4,509	85.3%
Oahu, HI	17,142	95.7%	(148)	86	-	17,080	95.3%
Metro Washington, DC	2,219	92.4%	(77)	34	(759)	1,417	87.0%
Metro Boston, MA	2,213	85.1%	(40)	10	-	2,183	84.0%
Southern California	1,036	88.3%	(83)	66	(286)	733	82.6%
Other markets	33,260	88.7%	(2,514)	2,112	(572)	32,286	87.3%
Total	60,459	90.4%	(3,221)	2,587	(1,617)	58,208	89.1%

(1) Excludes properties classified in discontinued operations.

(2) Based on total sq. ft. as of December 31, 2008; excludes effects of space remeasurements during the period.

(3) In April 2009, HRP transferred 29 properties with 3.3 million square feet and a net book value of $385,092 to its wholly owned subsidiary, Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering and became a separate public company.  HRP continues to own 9.95 million common shares, or 46.4%, of GOV as of June 30, 2009.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government (4)	1,847	3.2%	5.5%	2009 to 2024
2	PNC Financial Services Group	668	1.1%	2.0%	2011 to 2021
3	GlaxoSmithKline plc	608	1.0%	1.8%	2013
4	Jones Day	407	0.7%	1.4%	2012, 2019
5	Wells Fargo Bank	393	0.7%	1.2%	2009 to 2017
6	Flextronics International Ltd.	894	1.5%	1.2%	2014
7	Ballard Spahr Andrews & Ingersoll, LLP	269	0.5%	1.2%	2009, 2012, 2015
8	ING	410	0.7%	1.2%	2011, 2018
9	JDA Software Group, Inc.	283	0.5%	1.1%	2012
10	The Bank of New York Mellon Corp.	350	0.6%	1.1%	2011, 2012, 2015
	Total	6,129	10.5%	17.7%

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.
(4)	Including HRP’s 46.4% pro rata share of GOV; the U.S. Government represents 3,205 sq. ft., or 5.2% of total sq. ft. and 8.5% of total rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2009	2009	2010	2011	2012 and Thereafter

Office:
Total sq. ft.	34,135
Leased sq. ft. (2)	28,976	1,641	3,646	3,904	19,785
Percent	100.0%	5.7%	12.6%	13.5%	68.2%
Annualized rental income (3)	$670,996	$34,697	$81,620	$86,690	$467,989
Percent	100.0%	5.2%	12.2%	12.9%	69.7%

Industrial and Other:
Total sq. ft.	31,158
Leased sq. ft. (2)	29,232	824	3,297	1,535	23,576
Percent	100.0%	2.8%	11.3%	5.3%	80.6%
Annualized rental income (3)	$159,857	$5,965	$21,718	$8,377	$123,797
Percent	100.0%	3.7%	13.6%	5.2%	77.5%

CBD:
Total sq. ft.	12,512
Leased sq. ft. (2)	10,879	424	848	921	8,686
Percent	100.0%	3.9%	7.8%	8.5%	79.8%
Annualized rental income (3)	$310,089	$12,509	$25,982	$26,463	$245,135
Percent	100.0%	4.0%	8.4%	8.5%	79.1%

Suburban:
Total sq. ft.	52,781
Leased sq. ft. (2)	47,329	2,041	6,095	4,518	34,675
Percent	100.0%	4.3%	12.9%	9.5%	73.3%
Annualized rental income (3)	$520,764	$28,153	$77,356	$68,604	$346,651
Percent	100.0%	5.4%	14.9%	13.2%	66.5%

Total:
Total sq. ft.	65,293
Leased sq. ft. (2)	58,208	2,465	6,943	5,439	43,361
Percent	100.0%	4.2%	11.9%	9.3%	74.6%
Annualized rental income (3)	$830,853	$40,662	$103,338	$95,067	$591,786
Percent	100.0%	4.9%	12.4%	11.4%	71.3%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 6/30/2009	2009	2010	2011	2012 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,509	169	209	608	3,523
Percent	100.0%	3.7%	4.6%	13.5%	78.2%
Annualized rental income (3)	$123,524	$3,590	$4,883	$15,407	$99,644
Percent	100.0%	2.9%	4.0%	12.5%	80.6%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,080	516	304	658	15,602
Percent	100.0%	3.0%	1.8%	3.9%	91.3%
Annualized rental income (3)	$72,534	$2,438	$1,513	$2,682	$65,901
Percent	100.0%	3.4%	2.1%	3.7%	90.8%
Metro Washington, DC:
Total sq. ft.	1,628
Leased sq. ft. (2)	1,417	30	133	43	1,211
Percent	100.0%	2.1%	9.4%	3.0%	85.5%
Annualized rental income (3)	$45,731	$969	$5,096	$1,632	$38,034
Percent	100.0%	2.1%	11.1%	3.6%	83.2%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,183	112	90	406	1,575
Percent	100.0%	5.1%	4.1%	18.6%	72.2%
Annualized rental income (3)	$52,149	$3,451	$2,778	$10,062	$35,858
Percent	100.0%	6.6%	5.3%	19.3%	68.8%
Southern California:
Total sq. ft.	888
Leased sq. ft. (2)	733	69	86	99	479
Percent	100.0%	9.4%	11.7%	13.5%	65.4%
Annualized rental income (3)	$32,158	$2,056	$4,713	$4,176	$21,213
Percent	100.0%	6.4%	14.7%	13.0%	65.9%
Other markets:
Total sq. ft.	36,979
Leased sq. ft. (2)	32,286	1,569	6,121	3,625	20,971
Percent	100.0%	4.9%	19.0%	11.2%	64.9%
Annualized rental income (3)	$504,757	$28,158	$84,355	$61,108	$331,136
Percent	100.0%	5.6%	16.7%	12.1%	65.6%
Total:
Total sq. ft.	65,293
Leased sq. ft. (2)	58,208	2,465	6,943	5,439	43,361
Percent	100.0%	4.2%	11.9%	9.3%	74.6%
Annualized rental income (3)	$830,853	$40,662	$103,338	$95,067	$591,786
Percent	100.0%	4.9%	12.4%	11.4%	71.3%

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	Cumulative % of Annualized Rental Income Expiring
2009	2,465	4.2%	4.2%	$40,662	4.9%	4.9%
2010	6,943	11.9%	16.1%	103,338	12.4%	17.3%
2011	5,439	9.3%	25.4%	95,067	11.4%	28.7%
2012	5,369	9.2%	34.6%	96,541	11.6%	40.3%
2013	5,492	9.4%	44.0%	97,680	11.8%	52.1%
2014	3,488	6.0%	50.0%	65,033	7.8%	59.9%
2015	3,520	6.0%	56.0%	67,051	8.1%	68.0%
2016	2,662	4.6%	60.6%	43,226	5.2%	73.2%
2017	2,095	3.6%	64.2%	45,047	5.4%	78.6%
2018	1,717	3.0%	67.2%	31,130	3.7%	82.3%
2019 and thereafter	19,018	32.8%	100.0%	146,078	17.7%	100.0%
Total	58,208	100.0%		$830,853	100.0%

Weighted average remaining lease term (in years)	8.2			5.9

(1)          Excludes properties classified in discontinued operations.

(2)          Sq. ft. is pursuant to signed leases as of 6/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)          Annualized rental income is rents pursuant to signed leases as of 6/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.